SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of Earliest Event Reported): May 14, 2003

                          PEDIATRIX MEDICAL GROUP, INC.

             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

                    0-26762                   65-0271219
          (Commission File Number) (I.R.S. employer identification no.)

                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825

          (Address of principal executive offices, including zip code)

                                 (954) 384-0175

             (Telephone number, including area code, of Registrant)










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Item 5.              Other Events

                     On May 14, 2003, Pediatrix Medical Group, Inc., issued a press release titled "Pediatrix Acquires Nation's Largest Independent Laboratory Specializing in Newborn Metabolic Screening"

                     A copy of the press release is filed as an exhibit to this report on Form 8-K and incorporated by reference herein.


Item 7(c).           Exhibits

                     See Exhibit Index.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 14, 2003                                PEDIATRIX MEDICAL GROUP, INC.

                                                   By:  /s/Karl B. Wagner
                                                        --------------------
                                                        Karl B. Wagner
                                                        Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                    Description

99.1                           Press Release dated May 14, 2003.